Exhibit 4.18
                                                            CUSIP 449247303


                                  State of Colorado



                                  ICG HOLDINGS, INC.

                  Cumulative Exchangeable Redeemable Preferred Stock

               THIS CERTIFIES THAT               [specimen]              is
                                   --------------------------------------
          the registered holder of    xxxxxxxxxxxxxxxxxxxx Exchangeable
                                   ----------------------------------------
          Preferred (no par value)          Shares transferable only on the
          ---------------------------------
          books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

               IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its
          Corporate Seal to be hereunto affixed this     11th      day of
                                                     -------------
                  March         A.D.   1997
          --------------------       -------


          _____________________________      _____________________________
          Executive Vice President                     Secretary


          Countersigned and Registered:  American Stock Transfer and Trust
          Company
                                                             Transfer Agent


          By:_______________________________________
                    Authorized Officer

          THIS PREFERRED STOCK HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS PREFERRED STOCK IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OR REGULATION D UNDER THE SECURITIES
          ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR"), (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS PREFERRED STOCK, RESELL OR OTHERWISE TRANSFER THIS PREFERRED STOCK EXCEPT (A) TO ICG HOLDINGS, INC OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144A UNDER THE SECURITIES ACT (IF AVAILABLE), (E) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRANSFER AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS PREFERRED STOCK (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRANSFER AGENT) OR (F) AFTER REGISTRATION UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS PREFERRED STOCK IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS PREFERRED STOCK WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST EXECUTE A LETTER (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRANSFER AGENT) RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRANSFER AGENT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION CONTAINS A PROVISION REQUIRING THE TRANSFER AGENT TO REFUSE TO REGISTER ANY TRANSFER OF THIS PREFERRED STOCK IN VIOLATION OF THE FOREGOING RESTRICTIONS.

          UPON WRITTEN REQUEST, ICG HOLDINGS, INC. WILL FURNISH TO THE SHAREHOLDER, WITHOUT CHARGE, A SUMMARY OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS APPLICABLE TO THIS PREFERRED STOCK.


               For Value Received, _____ hereby sell, assign and transfer unto ____________________________ Shares represented by the within Certificate and do hereby irrevocably constitute and appoint ________________________________________________
          Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

               Dated __________________________   19____


                    In presence of


          ______________________________     ______________________________

                       NOTICE, THE SIGNATURE OF THIS ASSIGNMENT
                  MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
                  ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.